UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02884

Barrett Opportunity Fund, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: August 31,

Date of reporting period: August 31, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report

August 31, 2008

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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OPPORTUNITY FUND, INC.

Annual Report • August 31, 2008

Fund Objective	The Fund seeks to achieve above average long-term capital appreciation. Current income is a secondary objective. The Fund invests primarily in common stocks and securities convertible into or exchangeable for common stock such as convertible preferred stock or convertible debt securities.

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OPPORTUNITY FUND, INC.

Letter from the Chairperson	Dear Shareholder,

We are pleased to provide the annual report of Barrett Opportunity Fund, Inc. (the “Fund”) for the 12-month period ended August 31, 2008.

The management team at Barrett Associates, Inc. has prepared the enclosed Manager Overview, which includes a brief market overview as well as a performance review. I urge you to read it as well as the accompanying financial statements. A detailed summary of the Fund’s performance and other pertinent information are also included in this report. I am sure you will find this report informative and useful.

On behalf of the Directors and the officers of the Fund, I thank you for your ongoing confidence in the Fund and its investment policies.

Sincerely,

Rosalind A. Kochman

Chairperson

September 26, 2008

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OPPORTUNITY FUND, INC.

Manager Overview	Market Overview

It has been a tumultuous 12 months for the equity and bond markets. Ever since last summer, when a large hedge fund that was invested in mortgage securities blew up, stock and bond markets have had to grapple with an environment of massive write-offs by financial institutions, a tightening in lending to consumers and a nationwide decline in housing values. Increased borrowing by consumers and financial institutions over the past decade has finally come home to roost as home values, which are the underlying collateral for much of this borrowing, have declined. The impact from the decline in value of homes and mortgage securities continues to have a pronounced effect on not only the U.S. economy but also the worldwide economy. Most of the developed economies in the world are in recession-like conditions, and the major developing economies of China and India appear to be slowing as well.

Not only have economies been affected by the housing and mortgage security debacle, but energy and key agricultural commodities have also escalated in price over the past year. Higher food and energy prices have had a particularly harsh effect on consumers around the world who are unable to offset these higher costs with higher wages. European unions are negotiating for higher wages to offset these higher costs, and the European Central Bank has held interest rates at relatively high levels to arrest the inflationary pressures. In the U.S., auto sales are off some 20% from historic levels and most retailers are reporting negative same store sales. Unemployment recently breached the 6% level, and consumer confidence is at multi-year lows. At this juncture, we believe worldwide economic activity is likely to remain weak well into 2009.

Stock markets worldwide have reflected the weakening economic outlook. All major stock markets in the world could be described as being in bear markets. Emerging markets have been particularly weak as speculation in markets such as China and India is being washed out. Also, since commodity prices peaked in July, markets that are driven by rising commodity prices, such as Russia and Brazil, have been hit hard. In the U.S., nearly the entire Financials sector has been in a year-long downward spiral. Over the past year, numerous well-known financial institutions, including Bear Stearns, Lehman Brothers, Countrywide Financial, Washington Mutual, Fannie Mae and Freddie Mac, MBIA and others, have seen their market valuations reduced by 90% or more. Segments of the Consumer Discretionary sector, such as Automobiles and Home Builders, have seen similar declines.

We believe that equity markets are unlikely to reverse course until investors glimpse that there is a ray of sunshine indicating financial institutions have cleaned up their balance sheets and are in position to lend more freely. A continued decline in commodity prices would also help the developed economies, and we would expect that trend to stay in place. Clearly, the U.S. Department of the Treasury and the Federal Reserve are displaying their reputations as lenders of last resort and institutions that curtail financial hemorrhaging. In the past, equity markets have bottomed before an economic recovery is well advanced, and we think investors will become more sanguine next year.

Performance Review

During the 12-month period ended August 31, 2008, the Fund’s total return was -12.55%. The Fund outperformed its Lipper peer group but underperformed its unmanaged benchmark, the S&P 500 Index, during this difficult period. For the 3-year period, the Fund has also outperformed its peer group and effectively matched the S&P 500 Index, and on a 5-year basis, the Fund has outperformed both its peer group and the S&P benchmark.

The Fund’s weakest performer over the past year was the real estate developer Forest City Enterprises, Inc., which has managed well through a difficult financial and real estate environment. We avoided many of the problems in the Financials sector by eliminating certain

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stocks, such as Freddie Mac and Popular, Inc., before their waterfall declines in value. Once again, Energy stocks, particularly Murphy Oil Corp. and EnCana Corp., were positive contributors to the Fund. Other holdings that benefited the Fund from rising commodity prices included Monsanto Co. and Ameron International Corp.

Total Returns for Periods Ended August 31, 2008
	Total Return	Average Annual Total Returns
	Six Months	1 Year	3 Year	5 Year	10 Year
Barrett Opportunity Fund, Inc.	-6.70%	-12.55%	+3.65%	+8.36%	+6.76%
Lipper Multi-Cap Value Funds Category Average[1]	-4.83%	-14.96%	+1.72%	+7.33%	+7.63%
S&P 500® Index[2]	-2.57%	-11.14%	+3.66%	+6.92%	+4.68%

The performance data quoted represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance data shown above. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than their original cost. As economic and market conditions change frequently, there can be no assurance that trends described will continue or that forecasts will come to pass. Performance data current to the most recent month end may be obtained by calling (800) 451-2010. Shares of the Fund are distributed by Legg Mason Investor Services, LLC (“LMIS”) (Member SIPC/FINRA). LMIS and Barrett Associates, Inc., the Fund’s investment manager, are both wholly-owned subsidiaries of Legg Mason, Inc.

The Fund’s total annual operating expense ratio as of the Fund’s most current Prospectus dated December 1, 2007 was 1.01%.

All investing entails risk, including the possible loss of principal. The Fund is non-diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s current prospectus for more information on this and other risks.

[1]

Lipper Multi-Cap Value Funds Category Average includes funds which invest in a variety of market cap ranges, generally have between 25-75% of their equity assets in companies with market caps above 300% of the dollar-weighted median of the S&P MidCap 400 Index, invest in companies considered to be undervalued, and have below-average price-to-earnings ratios, price-to-book ratios, and 3-year earnings growth figures.

[2]

The S&P 500® Index is a market-value weighted index comprised of 500 widely held common stocks. It is not possible to invest directly in the Index. The Index does not reflect deductions for fees, expenses or taxes.

Thank you for your continued interest in the Fund.

Sincerely,

Amy LaGuardia, CFA Portfolio Manager	Robert Milnamow Portfolio Manager

September 16, 2008

The outlook and views presented above are those of the Fund’s portfolio managers as of September 16, 2008 and are subject to change. This information is intended for the shareholders of the Fund and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus. Investors should consider the risks, investment objective, charges and expenses of the Fund carefully before investing. The prospectus, which contains this and other information about the Fund, is available at www.barrettassociates.com. Investors should read the prospectus carefully before investing.

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OPPORTUNITY FUND, INC.

Fund at a Glance (Unaudited)

Top Ten Holdings - as of 8/31/2008* (As a percentage of Total Investments)		Sector Weightings - as of 8/31/2008 (As a percentage of Total Investments)

Bank of New York Mellon Corp.	11.4%
Chubb Corp.	11.2%
Royal Dutch Shell PLC	10.4%
Forest City Enterprises Inc.	8.6%
General Dynamics Corp.	8.5%
Koninklijke Philips Electronics NV	8.1%
Murphy Oil Corp.	6.6%
Leucadia National Corp.	5.3%
Ameron International Corp.	4.2%
Rayonier Inc.	2.6%
* Excluding short-term investments

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OPPORTUNITY FUND, INC.

Fund Expenses (Unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2008 and held for the six months ended August 31, 2008.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return1

	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Barrett Opportunity Fund, Inc.	-6.70%	$1,000.00	$933.00	1.03%	$5.00

[1]	For the six months ended August 31, 2008.
[2]

Assumes reinvestment of all distributions at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

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Fund Expenses (Unaudited) (Continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return1

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[2]
Barrett Opportunity Fund, Inc.	5.00%	$1,000.00	$1,019.96	1.03%	$5.23

[1]	For the six months ended August 31, 2008.
[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

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OPPORTUNITY FUND, INC.

Fund Performance

Average Annual Total Returns(1) (Unaudited)

Twelve Months Ended 8/31/08	(12.55)%
Five Years Ended 8/31/08	8.36
Ten Years Ended 8/31/08	6.76
2/28/79* through 8/31/08	12.62

Cumulative Total Return(1) (Unaudited)

8/31/98 through 8/31/08	92.28%

(1)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception date.

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OPPORTUNITY FUND, INC.

Historical Performance (Unaudited)

Value of $10,000 Invested in Barrett Opportunity Fund, Inc. vs. the S&P 500® Index† (August 1998 – August 2008)

†

Hypothetical illustration of $10,000 invested in the Fund on August 31, 1998 assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through August 31, 2008. The S&P 500® Index is a market-value weighted index comprised of 500 widely held common stocks. The Index is unmanaged and it is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

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OPPORTUNITY FUND, INC.

Schedule of Investments

August 31, 2008

Shares	Security	Value

	COMMON STOCKS - 97.1%
	CONSUMER DISCRETIONARY - 1.6%
	Household Durables - 0.1%
	Liberty Homes Inc.:
14,850	Class A Shares (a)	$45,664
22,050	Class B Shares (a)	55,125

	Total Household Durables	100,789

	Media - 1.5%
40,000	Omnicom Group Inc.	1,695,600

	Total Consumer Discretionary	1,796,389

	CONSUMER STAPLES - 3.3%
	Food & Staples Retailing - 0.0%
96,000	FHC Delaware Inc. (a)(b)*	0

	Food Products - 1.5%
47,400	Hershey Co.	1,710,666

	Household Products - 1.8%
29,900	Procter & Gamble Co.	2,086,123

	Total Consumer Staples	3,796,789

	ENERGY - 20.1%
	Energy Equipment & Services - 1.3%
13,300	Diamond Offshore Drilling Inc.	1,461,803

	Oil, Gas & Consumable Fuels - 18.8%
10,176	EnCana Corp.	762,182
95,100	Murphy Oil Corp.	7,468,203
19,600	Overseas Shipholding Group Inc.	1,406,104
170,100	Royal Dutch Shell PLC, ADR, Class A Shares	11,825,352

	Total Oil, Gas & Consumable Fuels	21,461,841

	Total Energy	22,923,644

	FINANCIALS - 41.9%
	Capital Markets - 11.4%
375,071	Bank of New York Mellon Corp.	12,981,207

Shares	Security	Value

	Diversified Financial Services - 5.3%
130,600	Leucadia National Corp.	$6,045,474

	Insurance - 14.0%
264,700	Chubb Corp.	12,708,247
76,500	CNA Financial Corp.	2,145,060
24,700	Loews Corp.	1,072,721

	Total Insurance	15,926,028

	Real Estate Investment Trusts (REITs) - 2.6%
65,890	Rayonier Inc.	2,964,391

	Real Estate Management & Development - 8.6%
	Forest City Enterprises, Inc.:
203,400	Class A Shares	5,849,784
135,900	Class B Shares (c)	3,904,407

	Total Real Estate Management & Development	9,754,191

	Total Financials	47,671,291

	HEALTH CARE - 2.6%
	Health Care Providers & Services - 2.6%
55,308	WellPoint Inc. *	2,919,709

	INDUSTRIALS - 24.9%
	Aerospace & Defense - 9.5%
104,800	General Dynamics Corp.	9,673,040
9,900	Lockheed Martin Corp.	1,152,756

	Total Aerospace & Defense	10,825,796

	Building Products - 4.2%
40,700	Ameron International Corp.	4,756,202

	Commercial Services & Supplies - 0.3%
96,650	TRC Cos. Inc. *	341,175

	Electrical Equipment - 0.8%
38,000	ABB Ltd., ADR	933,660

	Industrial Conglomerates - 9.2%
41,200	General Electric Co.	1,157,720

See Accompanying Notes to the Financial Statements.

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OPPORTUNITY FUND, INC.

Schedule of Investments (Continued)

August 31, 2008

Shares	Security	Value

285,710	Koninklijke Philips Electronics NV, New York Registered Shares	$9,259,861

	Total Industrial Conglomerates	10,417,581

	Marine - 0.9%
23,400	Alexander & Baldwin Inc.	1,046,682

	Total Industrials	28,321,096

	MATERIALS - 2.1%
	Chemicals - 2.1%
20,842	Monsanto Co.	2,381,199

	UTILITIES - 0.6%
	Water Utilities - 0.6%
12,000	Veolia Environnement, ADR	646,200

	Total Investments Before Short-term Investment (Cost - $19,370,698)	110,456,317

Face Amount	Security	Value

	SHORT-TERM INVESTMENT - 2.9%
	Repurchase Agreement - 2.9%
$3,266,000	State Street Bank & Trust Co. dated 8/29/08, 1.550% due 9/2/08; Proceeds at maturity - $3,266,562; (Fully collateralized by U.S. Treasury Bond, 7.250% due 8/15/22; Market value - $3,336,925) (Cost - $3,266,000)	$3,266,000

	Total Investments - 100.0% (Cost - $22,636,698 #)	113,722,317

	Other Assets in Excess of Liabilities - 0.0%	41,369

	Total Net Assets - 100.0%	$113,763,686

*	Non-income producing security.
(a)	Illiquid security.
(b)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(c)	Convertible into Forest City Enterprises Inc., Class A Shares.
#	Aggregate cost for federal income tax purposes is $22,636,930.

Abbreviation used in this schedule:
ADR—American Depositary Receipt

See Accompanying Notes to the Financial Statements.

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OPPORTUNITY FUND, INC.

Statement of Assets and Liabilities

August 31, 2008

ASSETS:
Investments, at value (Cost - $22,636,698)	$113,722,317
Cash	919
Dividends and interest receivable	212,471
Receivable for Fund shares sold	450
Prepaid expenses	18,029

Total assets	113,954,186

LIABILITIES:
Investment management fee payable	72,375
Directors’ fees payable	7,848
Accrued expenses	110,277

Total liabilities	190,500

Total net assets	$113,763,686

NET ASSETS:
Par value (Note 4)	$22,691
Paid-in capital in excess of par value	12,371,473
Undistributed net investment income	759,435
Accumulated net realized gain on investments	9,524,468
Net unrealized appreciation on investments	91,085,619

Total net assets	$113,763,686

Shares outstanding	2,269,138

Net asset value	$50.14

Statement of Operations

For the Year Ended August 31, 2008

INVESTMENT INCOME:
Dividends	$2,584,098
Interest	30,862
Less: Foreign taxes withheld	(145,557)

Total investment income	2,469,403

EXPENSES:
Investment management fee (Note 2)	999,432
Legal fees	140,547
Directors’ fees	60,070
Transfer agent fees	51,688
Audit and tax	39,700
Shareholder reports	38,359
Registration fees	26,881
Insurance	4,146
Custody fees	1,020
Miscellaneous expenses	3,569

Total expenses	1,365,412

Net investment income	1,103,991

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1, 3 and 5):
Net realized gain from investment transactions	18,269,983
Change in net unrealized appreciation/depreciation from investments	(35,127,326)

Net loss on investments	(16,857,343)

Decrease in net assets from operations	$(15,753,352)

See Accompanying Notes to the Financial Statements.

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OPPORTUNITY FUND, INC.

Statements of Changes in Net Assets

For the Years Ended August 31,

	2008	2007
OPERATIONS:
Net investment income	$1,103,991	$1,093,553
Net realized gain	18,269,983	7,628,829
Change in net unrealized appreciation/depreciation	(35,127,326)	7,334,285

Increase (Decrease) in net assets from operations	(15,753,352)	16,056,667

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 and 6):
Net investment income	(900,000)	(900,000)
Net realized gains	(7,350,641)	(4,731,882)

Decrease in net assets from distributions to shareholders	(8,250,641)	(5,631,882)

FUND SHARE TRANSACTIONS (NOTES 4 and 5):
Net proceeds from sale of shares	944,085	6,449,093
Reinvestment of distributions	4,667,815	2,777,928
Cost of shares repurchased	(15,634,908)	(29,617,914)

Decrease in net assets from fund share transactions	(10,023,008)	(20,390,893)

Decrease in net assets	(34,027,001)	(9,966,108)

NET ASSETS:
Beginning of year	147,790,687	157,756,795

End of year*	$113,763,686	$147,790,687

*Includes undistributed net investment income of:	$759,435	$605,853

See Accompanying Notes to the Financial Statements.

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OPPORTUNITY FUND, INC.

Financial Highlights

For a share of capital stock outstanding throughout each year ended August 31:

	2008		2007	2006		2005		2004
NET ASSET VALUE
Beginning of year	$60.62		$56.71	$50.98		$42.92		$41.34

INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.48		0.45	0.32		0.53		0.49
Net realized and unrealized gain (loss)	(7.55)		5.67	7.04		8.31		3.99

Total Income (Loss) From Operations	(7.07)		6.12	7.36		8.84		4.48

LESS DISTRIBUTIONS FROM:
Net investment income	(0.37)		(0.35)	(0.46)		(0.56)		(0.37)
Net realized gains	(3.04)		(1.86)	(1.17)		(0.22)		(2.53)

Total Distributions	(3.41)		(2.21)	(1.63)		(0.78)		(2.90)

NET ASSET VALUE
End of year	$50.14		$60.62	$56.71		$50.98		$42.92

Total return(1)	(12.55)%		10.92%	14.79%		20.77%		11.09%
Net Assets, end of year (millions)	$114		$148	$158		$137		$131
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.03%		1.01%	1.04%		0.96%		1.06%
Net expenses	1.03		1.01	1.04	(2)	0.96		1.06
Net investment income	0.83		0.70	0.66		1.06		1.04
Portfolio Turnover Rate	3	%(3)	6%	0	%(3)(4)	1	%(3)	1	%(3)

(1)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense  reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(2)	Reflects fee waivers and/or expense reimbursements.
(3)	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s capital shares.
(4)	Amount represents less than 1%.

See Accompanying Notes to the Financial Statements.

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OPPORTUNITY FUND, INC.

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES	Barrett Opportunity Fund, Inc. (the “Fund”) is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”).

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation

Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements

When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income

Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising

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reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Distributions to Shareholders

Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) REIT Distributions

The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

(f) Federal and Other Taxes

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

BARRETT

OPPORTUNITY FUND, INC.

(g) Reclassification

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$(50,409)	$(8,891,569)	$8,941,978

(a)

Reclassifications are primarily due to book/tax differences in the treatment of an in-kind distribution of securities (see Note 5) and distributions paid in connection with the redemption of Fund shares related to the prior year.

2. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES	Barrett Associates, Inc. (“Barrett”) is the Fund’s investment manager. Barrett is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

Legg Mason Fund Advisor, LLC (“LMPFA”) serves as the sub-administrator of the Fund, providing certain administrative services to the Fund pursuant to a sub-administration agreement between Barrett and LMPFA. LMPFA is an affiliate of Legg Mason and Barrett. Barrett, and not the Fund, pays LMPFA for its services as sub-administrator.

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Fund.

The officers of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. INVESTMENTS	During the year ended August 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	Sales*
$4,159,985	$14,205,075

*	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s capital shares.

BARRETT

OPPORTUNITY FUND, INC.

At August 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$92,838,871
Gross unrealized depreciation	(1,753,484)

Net unrealized appreciation	$91,085,387

4. CAPITAL SHARES	At August 31, 2008, the Fund had 15,000,000 shares of capital stock authorized with a par value of $0.01 per share. Transactions in shares of the Fund were as follows:

	Year Ended August 31, 2008	Year Ended August 31, 2007
Shares sold	16,358	111,929
Shares issued on reinvestment	78,280	47,381
Shares repurchased	(263,666)	(503,024)

Net decrease	(169,028)	(343,714)

5. REDEMPTIONS-IN-KIND	The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended August 31, 2008, the Fund had redemptions-in-kind with total proceeds in the amount of $9,831,464. The net realized gains on these redemptions-in-kind amounted to $8,557,015, which will not be realized for tax purposes.

6.	INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended August 31, were as follows:

	2008	2007
Distributions paid from:
Ordinary Income	$900,000	$900,000
Net Long-term Capital Gains	7,350,641	4,731,882

Total Distributions Paid	$8,250,641	$5,631,882

As of August 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income - net	$774,839
Undistributed long-term capital gains - net	9,524,700

Total undistributed earnings	$10,299,539
Other book/tax temporary differences(a)	(15,404)
Unrealized appreciation/(depreciation)(b)	91,085,387

Total accumulated earnings/(losses) - net	$101,369,522

(a)	Other book/tax temporary differences are attributable primarily to the book/tax differences in the timing of the deductibility of various expenses.
(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

BARRETT

OPPORTUNITY FUND, INC.

7. LEGAL MATTERS	Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

BARRETT

OPPORTUNITY FUND, INC.

On December 3, 2007, the court granted the Defendant’s motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the Securities and Exchange Commission as previously described. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

8. RECENT ACCOUNTING PRONOUNCE- MENTS	On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its November 30, 2008 Form N-Q.

* * *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

BARRETT

OPPORTUNITY FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

Barrett Opportunity Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Barrett Opportunity Fund, Inc. as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended August 31, 2004 were audited by other independent registered public accountants whose report thereon, dated October 22, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Barrett Opportunity Fund, Inc. as of August 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 24, 2008

BARRETT

OPPORTUNITY FUND, INC.

Additional Information (Unaudited)

1.	INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of Barrett Opportunity Fund, Inc. (“Fund”) are managed under the direction of its Board of Directors. Information pertaining to the Directors and certain officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
NON-INTERESTED DIRECTORS:
Barry Handel, CPA 893 Lakeside Drive Woodmere, NY 11598 Birth Year: 1951	Director	Since 2005	Partner, Falk & Handel LLP (accounting firm)	1	None

Rosalind A. Kochman 35 Prospect Park West, Apt. 15B Brooklyn, NY 11215 Birth Year: 1937	Director Chairperson	Since 1990 Since 2005	Health care consultant and retired attorney, prior to 2002, Chief Executive Officer, Brooklyn Eye Surgery Center, and Administrator, Kochman, Lebowitz & Mobil, MDs	1	None

William Morris, Jr., CPA 22 Stonegate Drive Silver Spring, MD 20905 Birth Year: 1948	Director	Since 2005	President, William Morris & Associates P.C. (accounting firm) (since 2001); formerly, President, Reese & Morris P.A. (accounting firm) (1980-2001)	1	None

Irving Sonnenschein Sonnenschein, Sherman & Deutsch 888 7th Avenue New York, NY 10106 Birth Year: 1920	Director	Since 1994	Partner in the law firm of Sonnenschein, Sherman & Deutsch	1	None

INTERESTED DIRECTOR:
Irving Brilliant* 35 Prospect Park West, Apt. 11B Brooklyn, NY 11215 Birth Year: 1918	Director	Since 1978	Retired; prior to April 2003, Director of Salomon Brothers Asset Management Inc. (“SBAM”) and Citigroup Global Markets Inc. (“CGM”) and portfolio manager of the Fund	1	None

BARRETT

OPPORTUNITY FUND, INC.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
OFFICERS:
Peter H. Shriver, CFA® Barrett Associates, Inc. (“Barrett Associates”) 90 Park Avenue New York, NY 10016 Birth Year: 1952	President and Chief Executive Officer	Since December 2006	President of Barrett Associates (since April 2004); Managing Director of Barrett Associates (1989-2004)	N/A	N/A

Amy LaGuardia, CFA® Barrett Associates 90 Park Avenue New York, NY 10016 Birth Year: 1957	Vice President and Investment Officer	Since December 2006	Senior Vice President and member of Seifert Group, Barrett Associates (since 2003); Portfolio Manager of Legg Mason Financial Services Fund (since 1998); Senior Vice President and Director of Research, Gray, Seifert & Co. (investment firm) (1982-2003)	N/A	N/A

Robert J. Milnamow Barrett Associates 90 Park Avenue New York, NY 10016 Birth Year: 1950	Vice President and Investment Officer	Since December 2006	Managing Director, Barrett Associates (since November 2003); Managing Member at Thayer Pond Capital, LLC (2001-2003); Senior Portfolio Manager at Rockefeller & Co. (investment firm) (1998-2001)	N/A	N/A

Frances M. Guggino Legg Mason & Co., LLC (“Legg Mason”) 55 Water Street, New York, NY 10041 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”) (from 1999 to 2004)	N/A	N/A

Todd F. Kuehl Legg Mason 100 Light Street Baltimore, MD 21202 Birth Year: 1969	Chief Compliance Officer	Since December 2006	Vice President, Legg Mason Office of the Chief Compliance Officer (since February 2006); Branch Chief, Office of Investment Company Regulation, Division of Investment Management, Securities and Exchange Commission (2002-2006); Vice President, Deutsche Asset Management (1998-2002)	N/A	N/A

BARRETT

OPPORTUNITY FUND, INC.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
OFFICERS (Continued)
John Chiota Legg Mason 300 First Stamford Place, 2nd Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place, 2nd Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason & Co.; Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

David Castano Legg Mason 55 Water Street, New York, NY 10041 Birth Year: 1971	Controller	Since 2007

Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)

				N/A	N/A

Matthew Plastina Legg Mason 55 Water Street, 10th Floor New York, NY 10041 Birth Year: 1970	Controller	Since 2007

Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (from 2002 to 2007)

				N/A	N/A

*	Mr. Brilliant is an “Interested Director” by virtue of his ownership of Citigroup Inc. securities.

BARRETT

OPPORTUNITY FUND, INC.

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2008:

Record Date:	12/20/2007
Payable Date:	12/21/2007
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%
Dividends Qualifying for the Dividends
Received Deduction for Corporations	100.00%
Long-Term Capital Gain Dividend	$3.041312

Please retain this information for your records.

BARRETT OPPORTUNITY FUND, INC.

DIRECTORS

Irving G. Brilliant

Barry Handel, CPA

Rosalind A. Kochman

Chairperson

William Morris, Jr., CPA

Irving Sonnenschein

INVESTMENT MANAGER

Barrett Associates, Inc.

90 Park Avenue

New York, NY 10016

SUB-ADMINISTRATOR

Legg Mason Partners Fund Advisor, LLC

620 Eighth Avenue

New York, NY 10018

DISTRIBUTOR

Legg Mason Investor Services, LLC (LMIS)

100 Light Street

Baltimore, MD 21202

CUSTODIAN

State Street Bank and Trust Company

2 Avenue De Lafeyette

Boston, MA 02111

TRANSFER AGENT

PNC Global Investment Servicing

(formerly, PFPC Inc.)

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, NY 10154

Barrett Opportunity Fund, Inc.

55 Water Street

32nd Floor

New York, New York 10041

This report is transmitted to the shareholders of Barrett Opportunity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.barrettassociates.com

©2008 Legg Mason
Investor Services, LLC
Member FINRA, SIPC

BARX010335

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010 and (2) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. William Morris possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Morris as the Audit Committee’s financial expert. Mr. Morris is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2007 and August 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,400 in 2007 and $35,200 in 2008.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Barrett Opportunity Fund, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $5,200 in 2007 and $2,900 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Barrett Opportunity Fund, Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Barrett Opportunity Fund, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Barrett Opportunity Fund, Inc. and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Barrett Opportunity Fund, Inc. during the reporting period were $0 in 2008.

(h) Yes. Barrett Opportunity Fund, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Barrett Opportunity Fund, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act . The Audit Committee consists of the following Board members:

Barry Handel

Rosalind Kochman

William Morris

Irving Brilliant

Irving Sonnenschein

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Barrett Opportunity Fund, Inc.

By:	/s/ Peter H. Shriver
Peter H. Shriver
Chief Executive Officer of
Barrett Opportunity Fund, Inc.

Date: November 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter H. Shriver
Peter H. Shriver
Chief Executive Officer of
Barrett Opportunity Fund, Inc.

Date: November 7, 2008

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Barrett Opportunity Fund, Inc.

Date: November 7, 2008